                            EXHIBIT 24 TO FORM 10-K

                           UMB FINANCIAL CORPORATION
                               POWER OF ATTORNEY



     Each person whose signature appears below hereby constitutes and appoints
R. Crosby Kemper, David D. Miller and Timothy M. Connealy his true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities, to file this report the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys-in-fact and agents, each acting alone, full power and authority to do and perform each and every act and thing required and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that such attorneys-in-fact and agents, each acting alone, or his substitute or substitutes, any lawfully do or cause to be done by virtue hereof.

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.



SIGNATURE AND NAME                 CAPACITY                 DATE
------------------                 --------                 ----

/s/ PAUL D. BARTLETT, JR.          Director                 January 14, 1997
-------------------------
    Paul D. Bartlett, Jr.

/s/ THOMAS E. BEAL                 Director                 January 14, 1997
-------------------------
    Thomas E. Beal

/s/ H. ALAN BELL                   Director                 January 14, 1997
-------------------------
    H. Alan Bell

/s/ DAVID R. BRADLEY               Director                 January 14, 1997
-------------------------
    David R. Bradley

/s/ NEWTON A. CAMPBELL             Director                 January 14, 1997
-------------------------
    Newton A. Campbell

/s/ TIMOTHY M. CONNEALY            Chief Financial Officer  January 14, 1997
-------------------------
    Timothy M. Connealy

                                   Director
-------------------------
    William Terry Fuldner

/s/ PETER J. GENOVESE              Director,                January 14, 1997
-------------------------          Vice Chairman
    Peter J. Genovese


-------------------------
    Jack T. Gentry                 Director

/s/ C.N. HOFFMAN, JR.              Director                 January 14, 1997
-------------------------
    C.N. Hoffman, Jr.


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/s/ ALEXANDER C. KEMPER           Director,               January 14, 1997
---------------------------       President
    Alexander C. Kemper

/s/ R. CROSBY KEMPER              Director, Chairman      January 14, 1997
---------------------------       Chief Executive Officer
    R. Crosby Kemper

/s/ R. CROSBY KEMPER III          Director,               January 14, 1997
---------------------------       Vice Chairman
    R. Crosby Kemper III

/s/ DANIEL N. LEAGUE, JR.         Director                January 14, 1997
---------------------------
    Daniel N. League, Jr.

                                  Director
---------------------------
    William J. McKenna

                                  Director
---------------------------
    Roy E. Mayes

/s/ JOHN H. MIZE, JR.             Director
---------------------------
    John H. Mize, Jr.

/s/ MARY LYNN OLIVER              Director                January 14, 1997
---------------------------
    Mary Lynn Oliver


---------------------------       Director
    W.L. Orscheln

/s/ ROBERT W. PLASTER             Director                January 14, 1997
---------------------------
    Robert W. Plaster

                                  Director
---------------------------
    Alan W. Rolley

/s/ JOSEPH F. RUYSSER             Director                January 14, 1997
---------------------------
    Joseph F. Ruysser

                                  Director
---------------------------
    Thomas D. Sanders

/s/ HERMAN R. SUTHERLAND          Director                January 14, 1997
---------------------------
    Herman R. Sutherland

/s/ THOMAS A. WARD III            Director                January 14, 1997
---------------------------
    Thomas A. Ward III

/s/ E. JACK WEBSTER               Director                January 14, 1997
---------------------------
    E. Jack Webster

                                  Director
---------------------------
    Jon Wefald


                                  Director
---------------------------
    John E. Williams